UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant ☑                            Filed by a Party other than the registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☑	Soliciting Material Pursuant to § 240.14a-12

First Data Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Filed by First Data Corporation

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: First Data Corporation

Commission File No.: 001-11073

THIS FILING CONSISTS OF MEMORANDUMS DISTRIBUTED BY FIRST DATA CORPORATION TO PARTICIPANTS OF THE COMPANY’S LONG-TERM INCENTIVE PLAN.

TO:	Active Employees with Outstanding Equity Awards

FROM:	Deb Meadors, Director - Global Equity Plans

CC:	Peter Boucher, EVP - HR Mike Biagiotti, SVP - Global Compensation and Benefits

DATE:	June 28, 2007

On April 2, First Data began another exciting chapter of the First Data story when we agreed to be acquired by an affiliate of Kohlberg Kravis Roberts & Co. (KKR), a private equity firm. The transaction is expected to close by the end of the third quarter 2007 and will result in changes to First Data’s Long Term Incentive Plans (LTIPs). This document will provide you with helpful information regarding the impact this transaction will have on your awards under the 2002 and 1992 First Data LTIPs.

What does the transaction mean for your outstanding LTIP equity awards?

On the day that the transaction closes, the LTIPs will be terminated. Each FDC restricted stock award (RSA), held by individuals who do not exercise their appraisal rights as described in the proxy statement that will be distributed to you, will be cashed out, as described below. Also, any FDC stock option, or restricted stock unit (RSU) outstanding at the close of the transaction will be cashed out, as described below.

What if you have equity that is scheduled to expire prior to the transaction close date?

If your equity is scheduled to expire (for example, the 10-year term defined in agreement) prior to the transaction close date, your equity will not be cashed out. You must take action prior to the expiration date. Failure to meet this deadline means that the options will be forfeited and you will receive no value for them.

How will the transaction payout on my outstanding equity awards be calculated?

The following examples are only intended to illustrate calculations for differing equity types. These examples apply only if you have any unexpired options at the time of the transaction and assume merger consideration of US$34 for each share of FDC common stock. You may have one or more of the equity types listed and illustrated below.

FDC Restricted Stock Awards (RSA) held by individuals who do not exercise their appraisal rights as described in the proxy statement that will be distributed to you, or FDC Restricted Stock Units (RSU) will be cashed out at a price of US$34. For example:

•

If you have 500 FDC RSA and/or RSUs outstanding as of the close date, then each award or unit will be valued at US$34. Therefore, the outstanding award would be paid out at $17,000 (500 RSAs/RSUs times US$34), minus all applicable taxes required to be withheld by First Data.

FDC Stock Options will be cashed out based on the gain which is the difference between $34 and the strike price. For example:

•

If you have 500 FDC Stock Options outstanding as of the close date with a strike price of $22, then each option will be valued at US$34 minus the original strike price of $22. Therefore, the outstanding award would be paid out at $6,000 (US$34 transaction price minus $22 strike price times 500 options), minus all applicable taxes required to be withheld by First Data.

Important Note: All FDC awards remain subject to the terms and conditions defined in each agreement.

How will the transaction impact my outstanding Western Union equity awards?

Any unvested WU equity will immediately vest as of the transaction close date. However, the WU equity will not be cashed out in connection with the transaction.

•

WU Restricted Stock Awards or Restricted Stock Units: The vesting of WU Equity at closing of the transaction results in immediate taxation. Your taxes will be based on the closing stock price of Western Union on the close date. The number of shares necessary to cover your taxes automatically will be sold to cover this tax obligation in countries where taxes are the employer’s responsibility and you will be left with the remainder to hold or sell. The shares, net of taxes, if applicable, will be deposited in your individual brokerage account at Smith Barney.

•

WU Stock Options: Any unvested WU stock options you hold become immediately vested upon the close. Your WU options are not cashed out and they remain outstanding until you elect to exercise or until they otherwise expire under their terms. Please remember, some of your options may expire prior to the transaction. If you do have options that vest upon the transaction, you may have a short window to exercise those options prior to expiration. You must monitor these deadlines carefully. Failure to meet these deadlines will result in forfeiture of the options and you will receive no value.

Do I need to do anything for the payout to occur?

Yes, if you are a US-based employee, you must have a signed and dated Restrictive Covenant Agreement (RCA) on file with the Equity Compensation Group in order for you to receive any payment for your First Data equity. You will not receive any payment for options or RSAs/RSUs unless and until the RCA is on file.

Where can I see my equity grant summary?

Up until the transaction close date you will be able to view your stock option and/or RSA/RSU account(s) at Smith Barney’s site, www.benefitaccess.com or contact them at (617) 570-9533.

Can I exercise my vested stock options or sell my vested RSA/RSUs before the closing date?

Yes, as long as you are not otherwise blocked from trading in FDC securities under our normal policies (for example, if you are in possession of material, nonpublic information about FDC), or other laws and in conjunction with an FDC blackout period.

What blackout period will be imposed?

There is a regularly scheduled earnings blackout period to begin on July 6, 2007 and end on July 22, 2007. You may begin transacting with the market open on July 23, 2007.

Approximately 7-10 business days prior to the FDC/KKR transaction close another trading blackout will be imposed. Due to the trading restrictions during the blackout period, you will not be able to exercise options during this time. Employees with stock options scheduled to expire during the blackout period should anticipate their option expiration date and consider exercising their options prior to the blackout period. Any stock options that expire during the blackout period will not be reinstated.

All equity information is subject to and superseded by the provisions of the First Data Corporation 1992 Long-Term Incentive Plan (“1992 LTIP”) and the First Data Corporation 2002 Long-Term Incentive Plan (“2002 LTIP”), as applicable, as well as the terms and conditions issued to you in connection with your equity award. Please note that both WU and FDC options may expire and be forfeited prior to the normal “expiration date” if certain changes occur in your employment status. See the 1992 LTIP or the 2002 LTIP (as applicable) and the terms and conditions of your option award for more information. First Data retains the right to terminate or amend the plan at any time.

Additional Information About the Merger and Where to Find It

In connection with this proposed transaction, First Data Corporation (the “Company”) has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) on June 26, 2007. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE VERSION OF THE PROXY STATEMENT FILED WITH THE SEC CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement will be mailed to the Company’s stockholders. In addition, stockholders will be able to obtain the definitive proxy statement and all other relevant documents filed by the Company with the SEC free of charge at the SEC’s Web site www.sec.gov or from First Data Corporation, Investor Relations Department at 6200 S. Quebec Street, Suite 340, Greenwood Village, Colorado 80111, (303) 967-6756.

Participants in the Solicitation

First Data Corporation and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the Company and its directors and executive officers, and their ownership of the Company’s securities, is set forth in the definitive proxy statement.

TO:	Retirees with Outstanding Equity Awards

FROM:	Deb Meadors, Director - Global Equity Plans

CC:	Peter Boucher, EVP - HR Mike Biagiotti, SVP - Global Compensation and Benefits

DATE:	June 28, 2007

On April 2, First Data began another exciting chapter of the First Data story when we agreed to be acquired by an affiliate of Kohlberg Kravis Roberts & Co. (KKR), a private equity firm. The transaction is expected to close by the end of the third quarter 2007 and will result in changes to First Data’s Long Term Incentive Plans (LTIPs). This document provides you with helpful information regarding the impact the transaction will have on your awards under the 2002 and 1992 First Data LTIPs.

What does the transaction mean for your outstanding LTIP equity awards?

On the day that the transaction closes, the LTIP will be terminated. Each FDC restricted stock award (RSA) held by individuals who do not exercise their appraisal rights as described in the proxy statement that will be distributed to you, will be cashed out, as described below. Also, any stock option or restricted stock unit (RSU) outstanding at the close of the transaction will be cashed out, as described below.

What if you have equity that is scheduled to expire prior to the transaction close date?

If your equity is scheduled to expire (for example, the 10-year term defined in agreement) prior to the transaction close date, your equity will not be cashed out. You must take action prior to the expiration date. Failure to meet this deadline means that the options will be forfeited and you will receive no value for them.

How will the transaction consideration be calculated on my outstanding equity awards?

The following examples are only intended to illustrate calculations for differing equity types. These examples apply only if you have any unexpired options at the time of the transaction and assume merger consideration of US$34 for each share of FDC common stock. You may have one or more of the equity types listed and illustrated below.

FDC Restricted Stock Awards (RSA) held by individuals who do not exercise their appraisal rights as described in the proxy statement that will be distributed to you, or FDC Restricted Stock Units (RSU) will be cashed out at a price of US$34. For example:

•

If you have 500 FDC RSA and/or RSUs vested as of the close date, then each award or unit will be valued at US$34. Therefore, the outstanding award would be paid out at $17,000 (500 RSAs/RSUs times US$34), minus all applicable taxes required to be withheld by First Data.

FDC Stock Options will be cashed out based on the gain which is the difference between US$34 and the strike price. For example:

•

If you have 500 FDC Stock Options vested as of the close date with a strike price of $22, then each option will be valued at US$34 minus the original strike price of $22. Therefore, the outstanding award would be paid out at $6,000 (US$34 transaction price minus $22 strike price times 500 options), minus all applicable taxes required to be withheld by First Data.

Important Note: All FDC awards remain subject to the terms and conditions defined in each agreement.

How will the transaction impact my outstanding Western Union equity awards?

Any unvested WU equity will immediately vest as of the transaction close date. However, the WU equity will not be cashed out in connection with the transaction.

•

WU Restricted Stock Awards or Restricted Stock Units: The vesting of WU Equity at closing of the transaction results in immediate taxation. Your taxes will be based on the closing stock price of Western Union on the close date. The number of shares necessary to cover your taxes automatically will be sold to cover this tax obligation in countries where taxes are the employer’s responsibility and you will be left with the remainder to hold or sell. The shares, net of taxes, if applicable, will be deposited in your individual brokerage account at Smith Barney.

•

WU Stock Options: Any unvested WU stock options you hold become immediately vested upon the close. Your WU options are not cashed out and they remain outstanding until you elect to exercise or until they otherwise expire under their terms. Please remember, some of your options may expire prior to the transaction. If you do have options that vest upon the transaction, you may have a very short window to exercise those options prior to expiration. You must monitor these deadlines carefully. Failure to meet this deadline will result in forfeiture of the options and you will receive no value.

Do I need to do anything for the payout to occur?

Yes, if you were a U.S.-based employee at the time you retired , you must have a signed and dated Restrictive Covenant Agreement (RCA) on file with the Equity Compensation Group in order for you to receive any payment for your First Data equity. You will not receive any payment for options or RSAs/RSUs unless and until the RCA is on file.

Where can I see my equity grant summary?

Up until the transaction close date you will be able to view your stock option and/or RSA/RSU account(s) at Smith Barney’s site, www.benefitaccess.com or contact them at (617) 570-9533.

Can I exercise my vested stock options or sell my vested RSA/RSUs before the closing date?

Yes, subject to any applicable securities or other laws and in conjunction with an FDC blackout period.

What blackout period will be imposed?

Approximately 7-10 business days prior to the FDC/KKR transaction close, a trading blackout will be imposed. Due to the trading restrictions during the blackout period, you will not be able to exercise options during this time. Employees with stock options scheduled to expire during the blackout period should anticipate their option expiration date and consider exercising their options prior to the blackout period. Any stock options that expire during the blackout period will not be reinstated.

All equity information is subject to and superseded by the provisions of the First Data Corporation 1992 Long-Term Incentive Plan (“1992 LTIP”) and the First Data Corporation 2002 Long-Term Incentive Plan (“2002 LTIP”), as applicable, as well as the terms and conditions issued to you in connection with your equity award. Please note that both WU and FDC options may expire and be forfeited prior to the normal “expiration date” if certain changes occur in your employment status. See the 1992 LTIP or the 2002 LTIP (as applicable) and the terms and conditions of your option award for more information. First Data retains the right to terminate or amend the plan at any time.

Additional Information About the Merger and Where to Find It

In connection with this proposed transaction, First Data Corporation (the “Company”) has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) on June 26, 2007. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE VERSION OF THE PROXY STATEMENT FILED WITH THE SEC CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement will be mailed to the Company’s stockholders. In addition, stockholders will be able to obtain the definitive proxy statement and all other relevant documents filed by the Company with the SEC free of charge at the SEC’s Web site www.sec.gov or from First Data Corporation, Investor Relations Department at 6200 S. Quebec Street, Suite 340, Greenwood Village, Colorado 80111, (303) 967-6756.

Participants in the Solicitation

First Data Corporation and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the Company and its directors and executive officers, and their ownership of the Company’s securities, is set forth in the definitive proxy statement.

TO:	Involuntarily Terminated Employees with Outstanding Equity Awards

FROM:	Deb Meadors, Director - Global Equity Plans

CC:	Peter Boucher, EVP - HR Mike Biagiotti, SVP - Global Compensation and Benefits

DATE:	June 28, 2007

On April 2, First Data began another exciting chapter of the First Data story when we agreed to be acquired by an affiliate of Kohlberg Kravis Roberts & Co. (KKR), a private equity firm. The transaction is expected to close by the end of the third quarter 2007 and will result in changes to First Data’s Long Term Incentive Plans (LTIPs). This document provides you with helpful information regarding the impact this transaction will have on your awards under the 2002 and 1992 First Data LTIPs.

What does the transaction mean for your outstanding LTIP equity awards?

Your unvested equity expired on your last day of employment. On the day that the transaction closes, the LTIP will be terminated. Each FDC restricted stock award (RSA), held by individuals who do not exercise their appraisal rights as described in the proxy statement that will be distributed to you, will be cashed out, as described below. Also, any stock options or restricted stock units (RSU) outstanding at the close of the transaction will be cashed out, as described below.

What if you have equity that is scheduled to expire prior to the transaction close date?

Your equity will not be cashed out. Generally, you have 90 days from your last day of employment in which to exercise your vested options. Failure to meet this 90-day deadline means that the options will be forfeited and you will receive no value for them.

How will the transaction payout on my outstanding equity awards be calculated?

The following examples are only intended to illustrate calculations for differing equity types. These examples apply only if you have any unexpired options at the time of the transaction and merger consideration of US$34 for each share of FDC common stock. You may have one or more of the equity types listed and illustrated below.

FDC Restricted Stock Awards (RSA) held by individuals who do not exercise their appraisal rights as described in the proxy statement that will be distributed to you, or FDC Restricted Stock Units (RSU) will be cashed out at a price of US$34. For example:

•

If you have 500 FDC RSA and/or RSUs vested as of the close date, then each award or unit will be valued at US$34. Therefore, the outstanding award would be paid out at $17,000 (500 RSAs/RSUs times US$34), minus all applicable taxes required to be withheld by First Data.

FDC Stock Options will be cashed out based on the gain which is the difference between US$34 and the strike price. For example:

•

If you have 500 FDC Stock Options vested as of the close date with a strike price of $22, then each option will be valued at US$34 minus the original strike price of $22. Therefore, the outstanding award would be paid out at $6,000 (US$34 transaction price minus $22 strike price times 500 options), minus all applicable taxes required to be withheld by First Data.

Important Note: All FDC awards remain subject to the terms and conditions defined in each agreement.

How will the transaction impact my outstanding Western Union equity awards?

If you have outstanding Western Union (WU) stock options, you must exercise your vested options prior to 90 days following your last day of employment. If you fail to meet this deadline, you will forfeit all option value.

Any unvested WU equity, not yet expired remaining at the time of the transaction, will immediately vest as of the transaction close date. However, the WU equity will not be cashed out in connection with the transaction.

•

Restricted Stock Awards or Restricted Stock Units: The of WU Equity at closing of the transaction results in immediate taxation. Your taxes will be based on the closing stock price of Western Union on the close date. The number of shares necessary to cover your taxes automatically will be sold to cover this tax obligation, in countries where taxes are the employer’s responsibility and you will be left with the remainder to hold or sell. The shares, net of taxes, if applicable, will be deposited in your individual brokerage account at Smith Barney.

•

Stock Options: Any unvested WU stock options you hold become immediately vested upon the close. Your WU options are not cashed out and they remain outstanding until you elect to exercise or until they otherwise expire under their terms. Generally, you have 90 days to exercise following your last day of employment. Due to the fact that the 90 days runs from your last day of employment, your unvested options may expire prior to the transaction. If you do have options that vest upon the transaction, you may have a very short window to exercise those options. You must monitor these deadlines carefully. Failure to meet these deadlines will result in forfeiture of the options and you will receive no value.

Do I need to do anything for the payout to occur?

Yes, if you were a U.S.-based employee at the time of your termination, you must have a signed and dated Restrictive Covenant Agreement (RCA) on file with the Equity Compensation Group in order for you to receive any payment for your First Data equity. You will not receive any payment for options or RSAs/RSUs unless and until the RCA is on file.

Where can I see my equity grant summary?

Up until the transaction close date you will be able to view your stock option and/or RSA/RSU account(s) at Smith Barney’s site, www.benefitaccess.com or contact them at (617) 570-9533.

Can I exercise my vested stock options or sell my vested RSA/RSUs before the closing date?

Yes, subject to any applicable securities or other laws and in conjunction with an FDC blackout period.

What blackout period will be imposed?

Approximately 7-10 business days prior to the FDC/KKR transaction close, a trading blackout will be imposed. Due to the trading restrictions during the blackout period, you will not be able to exercise options during this time. Employees with stock options scheduled to expire during the blackout period should anticipate their option expiration date and consider exercising their options prior to the blackout period. Any stock options that expire during the blackout period will not be reinstated.

All equity information is subject to and superseded by the provisions of the First Data Corporation 1992 Long-Term Incentive Plan (“1992 LTIP”) and the First Data Corporation 2002 Long-Term Incentive Plan (“2002 LTIP”), as applicable, as well as the terms and conditions issued to you in connection with your equity award. Please note that both WU and FDC options may expire and be forfeited prior to the normal “expiration date” if certain changes occur in your employment status. See the 1992 LTIP or the 2002 LTIP (as applicable) and the terms and conditions of your option award for more information. First Data retains the right to terminate or amend the plan at any time.

Additional Information About the Merger and Where to Find It

In connection with this proposed transaction, First Data Corporation (the “Company”) has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) on June 26, 2007. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE VERSION OF THE PROXY STATEMENT FILED WITH THE SEC CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement will be mailed to the Company’s stockholders. In addition, stockholders will be able to obtain the definitive proxy statement and all other relevant documents filed by the Company with the SEC free of charge at the SEC’s Web site www.sec.gov or from First Data Corporation, Investor Relations Department at 6200 S. Quebec Street, Suite 340, Greenwood Village, Colorado 80111, (303) 967-6756.

Participants in the Solicitation

First Data Corporation and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the Company and its directors and executive officers, and their ownership of the Company’s securities, is set forth in the definitive proxy statement.